Exhibit 10.3

GSI TECHNOLOGY, INC.

NOTICE OF GRANT OF STOCK OPTION

(For Non-U.S. Participants)

GSI Technology, Inc. (the “Company”)  has granted to the Participant an option (the “Option”) to purchase certain shares of Stock pursuant to the GSI Technology, Inc. 2016 Equity Incentive Plan (the “Plan”), as follows:

Participant:	Employee ID:

Date of Grant:

Number of Option Shares:	, subject to adjustment as provided by the Option Agreement.

Exercise Price:	$

Vesting Start Date:

Option Expiration Date:	The tenth anniversary of the Date of Grant

Vested Shares:

Except as provided in the Option Agreement and provided the Participant’s Service has not terminated prior to the applicable date, the number of Vested Shares (disregarding any resulting fractional share) as of any date is determined by multiplying the Number of Option Shares by the “Vested Ratio” determined as of such date, as follows:

Vested Ratio
	Prior to first anniversary of Vesting Start Date	0
	On first anniversary of Vesting Start Date (the “Initial Vesting Date”)	1/4
Plus
	On each subsequent anniversary of the Initial Vesting Date until the Vested Ratio equals 1/1, an additional	1/4

Local Law:	The laws, rules and regulations of [Name of Country], of which the Participant is a resident.

Superseding Agreement:	None

By their signatures below or by electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Option is governed by this Grant Notice and by the provisions of the Option Agreement and the Plan, both of which are made a part of this document, and by the Superseding Agreement, if any.  The Participant acknowledges that copies of the Plan, the Option Agreement and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice.  The Participant represents that the Participant has read and is familiar with the provisions of the Option Agreement and the Plan, and hereby accepts the Option subject to all of their terms and conditions.

GSI TECHNOLOGY, INC.		PARTICIPANT

By:
[officer name]		Signature
[officer title]
Date
Address:	1213 Elko Drive
	Sunnyvale, CA 94089	Address

ATTACHMENTS:     2016 Equity Incentive Plan, as amended to the Date of Grant; Stock Option Agreement, Exercise Notice and Plan Prospectus